Exhibit 99.2

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Balance Sheet

	As of 09/18/06	As of 10/01/06
ASSETS
CASH & CASH EQUIVALENTS
SunTrust Old Confirmed Cash G/L Account	$47,041	$12,812
Wachovia Bank ZBA Parent Account	4	(272,942)
Wachovia Bank Concentration Account	760,427	330,644
SunTrust New Confirmed Cash G/L Account	26,084	12,642
CD Investment First Virginia Bank	730,490	730,490

	1,564,045	813,646

ACCOUNTS RECEIVABLE
1100400 A/R Others	(50)	(61)
Receivable due from Affiliates	33,912,918	32,299,963

	33,912,868	32,299,901

PREPAID EXPENSES & OTHER
Prepaid Insurance Control Admin Fees	(6,861)	1,649
Prepaid Property Insurance	16,882	37,026
Prepaid General Liability insurance	(36,613)	(36,613)
Ppd Workmans Comp Prefunding Agreement	553,197	553,197
Workers Compensation 2000 - 2006	591,196	592,538
Escrow Deposit Hartford	65,000	65,000
Prepaid Umbrella Insurance	12,714	12,714
Prepaid Auto Insurance	(17,768)	(17,944)
Prepaid Directors and Officers Insurance	31,788	31,788
Prepaid Employee Practices Insurance	15,000	15,000
Other Prepaid Expenses	368,667	464,800

	1,593,202	1,719,154

PROPERTY, PLANT & EQUIPMENT
Machinery & Equipment	9,809	9,809
Furniture and Fixtures	41,164	41,164
Computers and Software	298,121	295,278
Accumulated Depreciation Machinery & Equipment	(2,392)	(2,451)
Accumulated Depreciation Furniture & Fixtures	(41,164)	(41,164)
Accumulated Depreciation Computers & Software	(286,692)	(286,080)

	18,845	16,556

INVESTMENTS
Other Investments	57,814	57,814
Investment in FMCA	4,370	4,370
Investment in Alperts	1,065	1,065

	63,249	63,249

TOTAL ASSETS	37,152,209	34,912,507

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Balance Sheet

	As of 09/18/06	As of 10/01/06
LIABILITIES [1]
LIABILITIES SUBJECT TO COMPROMISE	1,033,814	1,033,814

LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable & Accrued Liabilities
Vendor Accounts Payable	—	187,781
FICA Taxes Withheld	—	11
FICA Taxes Employer Match	—	11
Unemployment Taxes Accrued	—	6
Health and Medical Insurance Withheld	—	(119)
Dependent Life Insurance Withheld	—	(9)
Net Payroll Due Employees	—	129
Accrued Exp Reports to Stockholders	—	6,677
Accrued Directors Fees	—	(1,971)
Accrued Interest Expense	—	8,978
Accrued Supp Exec Retirement Plan	—	(2,174)
Accrued Chapter 11 Professional Fees	—	548,642

	—	747,963

Secured Debt
GE Capital - Revolver	27,643,744	26,253,760
GE Capital - Term Loan	7,000,000	7,000,000

	34,643,744	33,253,760

Long-Term Liabilities
Accrued Supp Exec Retirement	—	703
Accrued CEO Retirement Medical Benefit	—	3,798

	—	4,501

TOTAL LIABILITIES	35,677,558	35,040,037

STOCKHOLDERS' EQUITY
Common Stock at Par Value	16,080,871	16,080,871
Capital in Excess of Par Value	21,816,586	21,816,586
Retained Earnings	4,249,365	(2,817,122)
Dividends Declared or Paid	(24,112,817)	(24,112,817)
Treasury Stock	(9,492,867)	(9,493,312)
Profit/Loss Current Year	(7,066,487)	(1,601,736)

	1,474,651	(127,530)

TOTAL LIABILITIES & STOCKHOLDERS EQUITY	$37,152,209	$34,912,507

[1]	Liabilities may differ from the amounts detailed on the Bankruptcy Schedules. The Debtor is in the process of reconciling any such differences.

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Income Statement [1]

	09/18/06 - 10/01/06	Post-Petition YTD
Income
Interest Income on Overnight Investments	$10	$10
Dividend Income on Common Stocks	58	58

Total Income	68	68

General & Administrative Expenses
401K Plan	191	191
Automobile Expenses	729	729
Bank Charges	6,033	6,033
CEO Retirement Medical Benefit	3,798	3,798
Directors Fees	3,420	3,420
Dues and Subscriptions	9	9
Employer Matching FICA Expense	926	926
Health Insurance	4,320	4,320
Insurance Expenses	11,299	11,299
Mach Maint Exp Office Machines	104	104
Meetings and Related Expense	301	301
Office Rent Expense	7,459	7,459
Office Supplies	143	143
Postage, Freight and Express	349	349
Professional Services	57,942	57,942
Reports to Stockholders	7,180	7,180
Salaries	30,543	30,543
Supp Exec Retirement Pla	703	703
Telephone Expense	1,450	1,450
Travel Expenses 100 Percent	1,040	1,040
Travel Meals and Entertainment 50%	7	7
Unemployment Taxes	12	12

Total General & Adminstrative Expenses	137,959	137,959

EBITDA	(137,890)	(137,890)

Less:
Computer Software License Computer Depreciation	47	47
Depreciation Expense	388	388
Restructuring Expenses	548,642	548,642
Interest Expense [2]	447,616	447,616

Earnings before taxes	(1,134,583)	(1,134,583)

Less: Tax Expense / (Benefit)	467,153	467,153

Net Gain / (Loss)	$(1,601,736)	$(1,601,736)

[1]	The Rowe Companies maintains its books and records and reports its results externally in accordance with G.A.A.P, on an accrual basis. This statement is an accrual based income statement and does not represent the actual cash activity of the Debtor.
[2]	Comprised of interest expense and the write-off of certain pre-petition accrued GE (DIP Lender) loan costs.